March 2016 Corporate Overview Exhibit 99.1

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LIPO-202:
Key Highlights

Neothetics

LIPO-202 (Salmeterol)	▪ Potential best-in-class non-surgical procedure to reduce fat in the central abdomen ▪ 505(b)(2), reference safety profile of ADVAIR® ▪ Commercially efficient and cash pay
Significant Results and Favorable Safety Profile	▪ Clinically meaningful results in Phase 2 ▪ <1% of patients discontinue due to adverse events ▪ No damage to nearby tissues (nerves, hair follicles) ▪ No pain management before or after treatment
Expandable and Transformative Market Opportunity	▪ Liposuction was the #1 cosmetic procedure in 2015 ▪ ~$2.8B was spent on cosmetic injectables in 2015 (20% growth YOY) ▪ Injectable drug option appeals to current aesthetic patients and new patients ▪ Low barrier to adoption, more physicians can do body contouring

Source: Company Data, ASAPS 2015

3

Neothetics: Path Forward for LIPO-202 Develop modified formulation of LIPO-202, based on the drug product formulation used in the RESET trial Initiate Phase 2 trial of LIPO-202 in 3Q2016 for central abdominal bulging, top-line data in 1Q2017 Initiate Phase 2 proof of concept study of LIPO-202 in 3Q2016 for reduction of localized fat deposits under the chin (submental fat), top-line data in YE2016 Phase 3 studies demonstrated near identical results to each other with no bias in sites or subgroups Results inconsistent with Phase 2 program Expert consultants engaged to review LIPO-202 formulation used in Phase 3 trials Expert consultants concluded that modifications to make LIPO-202 commercially ready may have affected the drug product December 2015 Neothetics reported negative results for Phase 3 Trials, AbCONTOUR1 and AbCONTOUR2 LIPO-202 demonstrated no difference from placebo in co-primary or secondary endpoints Safety profile of LIPO-202 was similar to placebo Path Forward What We Learned What Happened

Smooth Results LIPO-202: Changing the Landscape of Body Contouring Meaningful change in central abdomen Measurable results as early as Week 4 No post-treatment divots or irregularities reported Volume reduction limited volume liposuction   Safety Profile Extremely Favorable No treatment-related serious adverse events No pain management necessary before or after procedure < 1% of subjects discontinue due to adverse events Simplicity of a Syringe Easy to administer; incremental to the practice No capital equipment required Low risk, low barrier to entry

Current Cosmetic Patients are Asking Their Doctor About Body Contouring of the Abdomen “On what part(s) of your body would you like to reduce the amount of fat?” >80% Mention Abdominal Area Source: Company Market Research conducted in 2014

LIPO-202: Expanding Body Contouring Options, Right Balance of Benefits Reduction in line with limited volume liposuction Results in as early as 4 weeks Visible Results AE’s in line with placebo NO damage to nearby tissues (nerves, hair follicles) NO paresthesia Favorable Safety Profile No capital equipment investment Simple ~15 minute procedure Incremental to practice Low Barriers To Entry No visible signs that procedure was done Truly a lunch time procedure No Recovery Time Volume reduction similar to limited volume liposuction Clinically Meaningful Results Clinical Efficacy

LIPO-202: Potential Best-in-Class Non-Surgical Procedure TRIGGERS BODY’S OWN PROCESS OF TRIGLYCERIDE METABLISM LOCALIZED Affects only fat cells; does not affect other structures in the tissue GENTLE No necrosis; No need for pain medication; No downtime Baseline

LIPO-202: Well Understood, Targeted Mechanism of Action Triggers the natural process of burning fat – “spot reduction” Reduces size/volume of fat cells in treatment area Selectively targets fat cells; no damage to nearby tissues Mimicking The Body’s Natural Metabolic Process Fat (trigylceride) is stored in adipocytes, which expand in size until fat is used for fuel LIPO-202 stimulates fat metabolism, reducing adipocyte size

LIPO-202: Phase 2 Clinical Program Phase 2 Clinical Program Highlights Consistent results across trials No treatment related adverse events Volume reduction similar to limited volume liposuction Defined dose-response curve Single agent SX formulation chosen Weekly 0.4 microgram dose chosen Post treatment area uniform, smooth and flat; no divots or irregularities Endpoint tools selected Achieved Phase 2 Primary and Secondary Endpoints in RESET

Phase 2 RESET Trial: Protocol

Neothetics

Inclusion Criteria

- Male or non-pregnant female
- Good general health
- Active & on a stable diet
- Good skin elasticity
- BMI < 30
- Bulging that fits treatment grid (~400 cm²)
- P-GAPS & C-GAPS of "Slight Bulge, Not Flat" or greater
- Dissatisfaction with abdominal contour
- History of stable weight in past 3 months

Exclusion Criteria

- Pannus or excess skin
- Bulging due to visceral fat
- Known hypersensitivity to study drugs
- Treatment with an investigational agent within 30 days of first dose
- Strong CYP3A inhibitors
- Any prior treatment of abdominal contour defect

RANDOMIZATION

- LIPO-202 DOSE = 4.0 µg SX N = 125
- LIPO-202 DOSE = 1.0 µg SX N = 125
- LIPO-202 DOSE = 0.4 µg SX N = 125
- Placebo N = 125

20 Weekly Injections for 8 Weeks

Endpoints

SAFETY assessments

- Vital signs, injection site assessment, clinical laboratory tests (hematology, and serum chemistry) and adverse events

Subjective EFFICACY assessments

- Patient and Clinician Global Abdominal Perception Scale at baseline and at Days 29 and 57 (P-GAPS & C-GAPS)
- Patient and Clinician Photo-numeric Scale at baseline and at Days 29 and 57 (PPnS & CPnS)
- Abdominal Contour Questionnaire (ACQ) at baseline and at Days 29 and 57
- Patient Global Treatment Assessment Question at Day 57

Objective EFFICACY assessments

- MRI assessments of abdominal volume and circumference at baseline and at Days 29 and 57
- Manual tape abdominal circumference at baseline and at Days 29 and 57
- Caliper assessment of abdominal skin-fold thickness at baseline and at Days 29 and 57

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Neothetics

Phase 2 RESET Trial: Primary Endpoint Tools

Validated PATIENT Global Assessment Rating Scale (P-GAPs)

How Does Your Belly Look Today?
☐ Flat
☐ Almost Flat
☐ Slight Bulge, Not Flat
☐ Bulge
☐ Big Bulge

Validated CLINICIAN Photonumeric Rating Scale (CPnS)

Male


0
1
2
3
4
5

Female


0
1
2
3
4
5

Responders demonstrate ≥ 2-Point P-GAPS + ≥ 2-Point CPnS

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Phase 2 RESET Trial: Secondary, Objective, Confirmatory Endpoint Tool QUANTITATIVE: Highly Standardized, Precise and Reproducable Laser-Guided Tape Measure

Phase 2 RESET Trial: Results

Neothetics

Statistically Significant and "Clinically Meaningful"

% 2-Point P-GAPS / 2-Point CPnS Composite Responders at Day 57



<1%
6%
Placebo
LIPO-202 0.4 µg

p=0.024

% 1-Point P-GAPS / 2-Point CPnS Composite Responders at Day 57



7%
16%
Placebo
LIPO-202 0.4 µg

p=0.043

Source: Krochmal LM, et al. (2015) Aesthetic Treatment of Central Abdominal Bulging (CAB) with LIPO-202 (Salmeterol Xinafoate for Injection). J Dermatology and Clin Res 3(3): 1050

14

Phase 2 RESET Trial: Results

Neothetics

Statistically Significant Reductions in Treatment Area Circumference and Volume

RESET:
Change in Umbilical Circumference*



Placebo
LIPO-202 0.4 µg
-0.7 cm
-1.6 cm
Day 57

p=0.001

RESET:
Change in Treatment Area Volume* (+35 to -70 mm)



Placebo
LIPO-202 0.4 µg
-90 cc
-192 cc
Day 57

p=0.001

Source: Krochmal LM, et al. (2015) Aesthetic Treatment of Central Abdominal Bulging (CAB) with LIPO-202 (Salmeterol Xinafoate for Injection). J Dermatology and Clin Res 3(3): 1050

*Calculated from tape circumference

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Volume Reduction Consistent With Limited Volume Liposuction VAL-CL-10: Change in Treatment Area Volume with Limited Volume Liposuction Phase 2 RESET Trial: Results RESET: Change in Treatment Area Volume* p=0.001 p=0.001 Day 57 Week 10 Canfield 3D Calc from Tape Placebo LIPO-202 0.4 µg *Calculated from tape circumference Source: Cohen et al., Aesthetic Surg J 32(5):593-600, 2012

RESET Results: Favorable Safety and Tolerability Profile Treatment-Related Adverse Effects Similar to Placebo* Adverse Effect Placebo (n=130) 0.4 µg SX (n=132) 1.0 µg SX (n=124) 4.0 µg SX (n=127) Any adverse event definitely or possibly related to study drug 10% 11% 12% 12% Injection site reactions 5% 8% 10% 9% Injection site hematoma 2% 5% 6% 6% Injection site pain 2% 2% 2% 2% Injection site erythema 2% 2% <1% 0% Injection site hemorrhage 2% 0% 0% 0% *Primarily mild injection site reactions due to needle sticks.

LIPO-202: Shrinking Unwanted Bulge Post-treatment area flatter without divots or irregularities Photos reflect ONLY treatment of central bulge (NOT flanks or back) Results seen as early as week 4 Safety similar to placebo injections Baseline Week 8

LIPO-202: Shrinking Unwanted Bulge Post-treatment area flatter without divots or irregularities Photos reflect ONLY treatment of central bulge (NOT flanks or back) Results seen as early as week 4 Safety similar to placebo injections Baseline Week 8

LIPO-202: Shrinking Unwanted Bulge Male patients accounted for ~17% of nonsurgical fat reduction in 2015 Male patients want options that are quick and discrete Photos reflect ONLY treatment of central bulge (NOT flanks or back) Baseline Week 8 Source: Company data, ASAPS 2015

LIPO-202: Meeting the Needs of Doctors and Consumers My patients are satisfied! Clinical efficacy Consistent results No side effects to explain and justify Easy to incorporate into the practice What Doctors Want I look better in my clothes! Visible results…Quickly No downtime No discomfort Discreet What Consumers Want Smooth, consistent results…in as early as 4 weeks No downtime; go straight back to work Short procedure time No capital equipment purchase – Low risk investment for physicians LIPO-202

LIPO-202:
Initial Target, Current Injectable Consumers

Neothetics


~3.8M
Injectable Users
~3M Want to
Contour Their
Abdomen
~2.8M
Interested
in LIPO-
202

US Market 2018E

- Core target finds LIPO-202 appealing (90%)
- 80% of these consumers are interested in contouring their abdomen
- These consumers are very valuable to the practice
  - 33% of these consumers have already had a body contouring procedure
  - And they will have more…on average 4.7 procedures

Source: Company Research, ASAPS 2015, Plastic Surgery Statistics Report 2014,

22

LIPO-202: Broader Target, New Body Contouring Patients There is a large and growing patient population 50% of US consumers are considering an aesthetic treatment LIPO-202 is highly appealing 66% of consumers are interested Key consumer attributes No recovery time Minimal side effects Reduction is in the range of what I want to lose Sources: US Census Data; ASDS Annual Consumer Procedures Survey 2015, Company Research 2014 160M People 18-55 83M HHI>$50K US Market 2018E 32M Interested in LIPO-202 49M BMI >18.5 but <30

LIPO-202: Tiered Approach to Physician Targeting

Neothetics



Focus on High Current and Future Utilizers
High Volume Aesthetic Doctors
(3,000)
Cosmetic Dermatologists
(5,000)

Cosmetic procedures are concentrated among ~3,000 doctors

- Early adopters of new treatment options
- Easily combined with other body contouring procedures

~65% are not performing body contouring~3,000

- Capital investment is a deterrent
- LIPO-202 is a low risk entry to the category

Sources: Company research, ASDS, IMS, Industry Data

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Capitalization $37.7M Cash 4Q2015 13.7M Basic Shares 17M Diluted Shares $10M Debt4Q2015

Key Milestones 2016 and Beyond Q3 2016: Initiate Phase 2 study of LIPO-202 for central abdominal bulging Q3 2016: Initiate Phase 2 proof of concept study of LIPO-202 for submental fat YE 2016: Top-line Phase 2 proof of concept data for LIPO-202 in submental fat Q1 2017: Top-line Phase 2 data for LIPO-202 in central abdominal bulging

Intellectual Property 801 / 802 Combination and single-agent treatment method and composition patents Protection at least until 2026 803 Treatment method and composition patents Protection to 2030 Issued 804 Compositions and formulations Potential protection to 2031 805 Treatment method and composition claims Potential protection to 2031 Pending

Leadership Team and Board Kim Kamdar Domain Associates Martha Demski Independent, CFO-Ajinomoto Althea Maxim Gorbachev RusnanoMedInvest Jeffrey Nugent Chairman and Chief Executive Officer Sientra Operating Committee (Martha Demski , Kim Kamdar, Jeffrey Nugent) Fara Berkowitz, RPh , PharmD Senior Director Investor Relations and Corporate Development Susan Knudson Chief Financial Officer Ken Locke, PhD . Chief Scientific Officer Maria Feldman VP, Clinical Research and Operations, Regulatory Affairs and Quality Assurance

www.neothetics.com